Exhibit 99.1

Caesars Entertainment, Inc. Announces Proposed Offering of Senior Secured Notes

LAS VEGAS and RENO, Nev. (January 23, 2023) – Caesars Entertainment, Inc. (NASDAQ: CZR) (the “Company”) today announced that the Company, intends to offer, subject to market and other conditions, $1,250.0 million aggregate principal amount of senior secured notes due 2030 (the “Notes”) in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons outside the United States under Regulation S of the Securities Act. The Notes will be guaranteed on a senior secured basis by each existing and future wholly-owned domestic subsidiary of the Company that is a guarantor with respect to the Company’s senior secured credit facilities (the “CEI Credit Agreement”) and its existing 6.25% Senior Secured Notes due 2025 (the “Subsidiary Guarantors”), once certain regulatory approvals are obtained. The Notes and guarantees of the Notes will be the Issuer’s and the Subsidiary Guarantors’ senior secured obligations and, once certain regulatory approvals are obtained, secured on a first-priority pari passu basis on substantially all of the property and assets of the Issuer and the Subsidiary Guarantors, now owned or hereafter acquired by the Issuer and any Subsidiary Guarantor, that secure the obligations under the Company’s senior secured credit facilities and its existing 6.25% Senior Secured Notes due 2025.

Concurrently with the issuance of the Notes, the Company expects to enter into an amendment to the CEI Credit Agreement to provide for, among other things, a new $1.750 billion senior secured term loan facility (the “New Term B Loan”). The closing of the New Term B Loan under the CEI Credit Agreement is not a condition to the closing of the sale of the Notes. The Company intends to apply the net proceeds of the sale of the Notes, the New Term B Loan, borrowings under the Company’s existing revolving credit facility and cash on hand to (i) repay all of the Term B Loans of Caesars Resort Collection, LLC, a wholly-owned subsidiary of the Company, together with all accrued interest, fees and premiums thereon, and (ii) pay fees and expenses related to the foregoing.

The Notes will be offered to persons reasonably believed to be qualified institutional buyers under Rule 144A of the Securities Act and to persons outside the United States under Regulation S of the Securities Act. The Notes will not be registered under the Securities Act, and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Forward-looking Statements

This announcement includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding our strategies, objectives and plans for future development or acquisitions of properties or operations, as well as expectations, future operating results, trends and other information that is not historical information. When used in this report, the terms or phrases such as “anticipates,” “believes,” “projects,” “plans,” “intends,” “expects,” “might,” “may,” “estimates,” “could,” “should,” “would,” “will likely continue,” and variations of such words or similar expressions are intended to identify forward-looking statements. Specifically, forward-looking statements may include, among others, statements concerning the offering, the New Term B Loan or the expected use of proceeds thereof. Such statements are all subject to risks, uncertainties and changes in circumstances that could significantly affect the future results and business of the Company (“we,” “us,” “our” or other similar terms).

Any forward-looking statements are based upon underlying assumptions, including any assumptions mentioned with the specific statements, as of the date such statements were made. Such assumptions are in turn based upon internal estimates and analyses of market conditions and trends, management plans and strategies, economic conditions and other factors. Such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control, and are subject to change. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend upon future circumstances that may not occur. Actual results and trends may differ materially from any future results, trends, performance or achievements expressed or implied by such statements. Forward-looking statements speak only as of the date they are made, and we assume no duty to update forward-looking statements. Forward-looking statements should not be regarded as a representation by us or any other person that the forward-looking statements will be achieved. Undue reliance should not be placed on any forward-looking statements. Some of the contingencies and uncertainties to which any forward-looking statement contained herein are subject include, but are not limited to, the following: (a) the effects of COVID-19, inflation, increased fuel prices, supply chain shortages, labor shortages and other economic and market conditions, including changes in consumer discretionary spending from such factors, on our business, financial results and liquidity; (b) our ability to successfully operate our digital betting and iGaming platform and expand its user base; (c) risks associated with our leverage and our ability to reduce our leverage; (d) the effects of competition, including new competition in certain of our markets, on our business and results of operations; and (e) additional factors discussed in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K as filed with the Securities and Exchange Commission.

In light of these and other risks, uncertainties and assumptions, the forward-looking events discussed in this press release might not occur. These forward-looking statements speak only as of the date of this press release, even if subsequently made available on our website or otherwise, and we do not intend to update publicly any forward-looking statement to reflect events or circumstances that occur after the date on which the statement is made, except as may be required by law.